Trade and other receivables	12 Months Ended
Sep. 30, 2024
Receivables [Abstract]
Trade and other receivables

5. Trade and other receivables

	2024	2023
Receivables from third-party customers	$5,704	$9,987
Other receivables	3,895	488
Sales and income tax receivables	3,203	1,775
Less: Allowance for current expected credit losses (“CECL”)	(273)	(473)
	$12,529	$11,777

Trade receivables are non-interest bearing and are generally on terms of 30 to 60 days. There are no receivables due from third party customers that are past due, and not impaired at each reporting date. Set out below are the changes in the CECL during each year.

	2024	2023
Opening CECL balance	$473	$253
Less: Removal of accounts receivables	(473)	(253)
Plus: Provision for CECL	273	473
	$273	$473

SRX HEALTH SOLUTIONS INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended September 30, 2024 and 2023

(Expressed in thousands of Canadian dollars except per share amounts)